UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains, or may contain, among other things, certain “forward-looking statements”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the SEC. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 5.07 Submission of Matters to Vote of Security Holders

On October 26, 2016, PositiveID Corporation (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). A quorum was present because 29,663,147 shares of common stock, representing holders of over 76% of the Company’s shares of common stock outstanding (38,649,070) on the Record Date (as defined in the Company’s proxy materials), submitted votes by proxy or in person at the Annual Meeting. Each of the 2,262 shares of Series II Preferred Stock outstanding on the Record Date submitted votes by proxy or in person at the Annual Meeting. The Company’s shareholders voted whether to:

(1)	Grant discretionary authority to the Board of Directors until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock from 3,900,000,000 shares to 1,900,000,000 shares, such that the capital stock of the Company will consist of 1,895,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. This proposal required the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. The Company’s Series II Preferred Stock has 25 votes per common share equivalent. Broker non-votes did not have any effect on the voting of this proposal because they are not considered “votes cast” under Delaware law. The results were as follows:

Common Stock

Votes For	Votes Against	Abstain	Broker Non-Votes
5,975,325	620,619	420,195	22,647,008

Series II Preferred Stock

Votes For	Votes Against	Abstain
1,413,625,000	0	0

(2)	Elect four directors to hold office until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified. This proposal required that, if a quorum was present at the Annual Meeting, the four nominees for director receiving the greatest number of votes (a plurality) would be elected. As only the greatest number of votes was needed, broker non-votes did not have any effect in determining whether director nominees received the requisite number of affirmative votes. The results were as follows:

Common Stock and Series II Preferred Stock

Director	Votes For	Votes Withheld	Broker Non-Votes
William J. Caragol	1,419,805,573	835,566	22,647,008
Jeffrey S. Cobb	1,419,845,591	795,548	22,647,008
Michael E. Krawitz	1,419,813,335	827,804	22,647,008
Ned L. Siegel	1,419,841,856	799,283	22,647,008

(3)	Ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016. This proposal required the affirmative votes of the holders of a majority of the votes of all the outstanding shares of capital stock cast at the Annual Meeting, in person or by proxy. As this was a “routine” matter, there were no broker non-votes for this proposal. The results were as follows:

Common Stock and Series II Preferred Stock

Votes For	Votes Against	Abstain
1,439,871,503	1,458,563	1,958,081

(4)	Approve the Company’s Third Amended and Restated Certificate of Incorporation. This proposal required the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. The Company’s Series II Preferred Stock has 25 votes per common share equivalent. Broker non-votes did not have any effect on the voting of this proposal because they are not considered “votes cast” under Delaware law. The results were as follows:

Common Stock

Votes For	Votes Against	Abstain	Broker Non-Votes
6,139,973	408,738	467,428	22,647,008

Series II Preferred Stock

Votes For	Votes Against	Abstain
1,413,625,000	0	0

(5)	Adopt resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 2014 of the Delaware Corporation General Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of Delaware. This proposal required the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. The Company’s Series II Preferred Stock has 25 votes per common share equivalent. Broker non-votes did not have any effect on the voting of this proposal because they are not considered “votes cast” under Delaware law. The results were as follows:

Common Stock

Votes For	Votes Against	Abstain	Broker Non-Votes
6,141,249	366,276	508,614	22,647,008

Series II Preferred Stock

Votes For	Votes Against	Abstain
1,413,625,000	0	0

Each of the proposals was approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: October 28, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer